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                                                                 EXHIBIT (10)(P)

                        POLARIS INDUSTRIES PARTNERS L.P.
                       COMPUTATION OF NET INCOME PER UNIT
                       (NOT COVERED BY AUDITOR'S REPORT)

                                                                      QUARTER ENDED
                                                   ---------------------------------------------------
                                                    MARCH 31,   JUNE 30,   SEPTEMBER 30,  DECEMBER 31,    TOTAL
                                                      1993        1993         1993           1993        1993
                                                   -----------  ---------  -------------  ------------  ---------
Total Net Income for Period......................   $   6,138   $   6,542   $    18,762    $   14,371   $  45,813
Allocated To
  General partner................................       1,277       1,361         3,902         2,989       9,529
                                                   -----------  ---------  -------------  ------------  ---------
  Limited partners...............................   $   4,861   $   5,181   $    14,860    $   11,382   $  36,284
                                                   -----------  ---------  -------------  ------------  ---------
                                                   -----------  ---------  -------------  ------------  ---------
Average BACs.....................................      14,899      14,899        14,899        14,917      14,917
Average First Rights.............................         377         377           376           348         348
Average Second Rights............................         850         850           850           850         850
                                                   -----------  ---------  -------------  ------------  ---------
    Total BACs and equivalents...................      16,126      16,126        16,125        16,115      16,115
                                                   -----------  ---------  -------------  ------------  ---------
                                                   -----------  ---------  -------------  ------------  ---------
Income Per Unit..................................  $       .30  $     .32  $         .92  $        .71  $    2.25
                                                   -----------  ---------  -------------  ------------  ---------
                                                   -----------  ---------  -------------  ------------  ---------
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